Exhibit 10.25

The State of Texas

Austin, Texas

SURFACE LEASE SL 20040002
(GRAZING/AGRICULTURAL)

STATE OF TEXAS COUNTY OF HUDSPETH	§ § §	KNOW ALL MEN BY THESE PRESENTS:

This Surface Lease SL 20040002, (the “Lease”), is granted by virtue of the authority granted in Section 51.121, et se ., TEX. NAT. RES. CODE ANN. (Vernon Supp. 2002), 31 TEX. ADMIN. CODE§ 13 (Land Resources), et se ., and all other applicable statutes and rules, as the same may be amended from time to time, and is subject to all applicable regulations promulgated from time to time.

ARTICLE I. PARTIES

1.01. In consideration of the mutual covenants and agreements set fo1ih herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the STATE OF TEXAS, acting by and through the Commissioner of the General Land Office, on behalf of the Permanent School Fund (“Lessor”), hereby grants to Sentinel Mountain Associates, L.P., whose address is c/o John Picone, John P. Picone, Inc., 31 Garden Lane, Lawrence, NY 11559, phone number (516) 239-1600, (“Lessee”), the right to use the surface estate of certain Permanent School Fund land (the “Leased Premises”) for the purposes identified in Article V. below.

ARTICLE II. PREMISES

2.01. The Leased Premises is described below and further described or depicted on Exhibits A (Far West Ranch), B (West Ranch), and C (Association Land) attached hereto and collectively incorporated by reference for all purposes:

All of the surface of the real property described in Exhibits A, B and C shall hereinafter collectively be called the “Leased Premises.” Surface Lease 200220023 is hereby terminated.

2.02. LESSEE HAS INSPECTED THE PHYSICAL AND TOPOGRAPHIC CONDITION OF THE LEASED PREMISES AND ACCEPTS SAME “AS IS” IN ITS EXISTING CONDITION. LESSEE IS NOT RELYING ON ANY REPRESENTATION OR WARRANTY OF LESSOR REGARDING ANY ASPECT OF THE PREMISES, BUT IS RELYING ON LESSEE’S OWN INSPECTION OF THE PREMISES. LESSOR DISCLAIMS ANY AND AL WARRANTIES OF HABITABILITY, MERCHANTABILITY, SUITABILITY, FITNESS FOR ANY PURPOSE, AND OTHER WARRANTY WHATSOEVER NOT EXPRESSLY SET FORTH IN THIS LEASE. LESSOR AND LESSEE HEREBY AGREE AND ACKNOWLEDGE THAT THE USE OF THE TERMS “GRANT” AND/OR “CONVEY” IN NO WAY IMPLIES THAT THIS LEASE OR THE LEASED PREMISES ARE FREE OF LIENS, ENCUMBRANCES AND/OR PRIOR RIGHTS. LESSEE IS HEREBY PUT ON NOTICE THAT ANY PRIOR GRANT AND/OR ENCUMBRANCES MAY BE OF RECORD AND LESSEE IS ADVISED TO EXAMINE ALL RECORDS OF LESSOR AND THE COUNTY IN WHICH THE LEASED PREMISES ARE LOCATED. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

ARTICLE III. TERM

3.01. This Surface Lease SL 20040002 is for a term of twenty-five (25) years, commencing on 11-24-03 (“effective date”) and terminating on 11-23-28, unless earlier terminated as provided herein. Renewal of this agreement is at the sole discretion of Lessor, and no right to renew is implied or provided for herein.

ARTICLE IV. CONSIDERATION AND TAXES

4.01. A. As consideration (“Consideration”) for the granting of this Lease, Lessee and Lessor have entered into a settlement agreement and release effective October 21, 2003, wherein Lessee has conveyed certain properties to Lessor and other good and valuable consideration. This lease is prepaid in full for a term of twenty-five (25) years, based upon the present value of (.35¢) thirty-five cents per acre per year for the term of the lease. (See Exhibit D).

4.02. Lessor is exempt from taxation. If any taxes are levied on Lessee’s interest under this Lease, or if any other taxes or assessments are appropriately levied against the Leased Premises, Lessee shall pay such taxes and assessments not less than five (5) days prior to the date of delinquency thereof directly to the taxing authority. Lessee may in good faith and at its sole cost contest any such taxes or assessments, and shall be obligated to pay the contested amount only if and when finally determined to be owed. LESSEE AGREES TO AND SHALL INDEMNIFY AND HOLD LESSOR HARMLESS FROM AND AGAINST ANY SUCH TAXES AND ASSESSMENTS LEVIED DURING THE TERM: OF THIS LEASE. THIS INDEMNIFICATION SHALL SURVIVE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

4.03. Lessee shall pay all utility charges for electricity, heat, water, gas, and telephone, and the like used on and about the Leased Premises.

4.04. In consideration of the mutual benefits arising under this Lease, Lessor, to the extent pe1mitted by the laws and constitution of the State of Texas, hereby waives its statutory liens in any property of Lessee (including, but not limited, to all fixtures, machinery, equipment, furnishing and other articles of personal property now or hereafter placed in or on the Premises by Lessee). Each party shall execute any waivers or other written evidence of the provisions of this section as the other party may reasonably request.

ARTICLE V. USE OF THE PREMISES

5.01. The Leased Premises may be used by Lessee for hunting, grazing, electric generation by windpower, and range and wildlife management and research, and for any other purpose ancillary thereto. Except to the extent that modification is reasonably necessary for Lessee’s authorized use, the Leased Premises are to remain in their current topographical condition during the term of the Lease. Lessee is specifically prohibited from removing or allowing the use by others of the Leased Premises for mining, hauling, or otherwise removing rock, sand, gravel, aggregate, or other such materials, off the leased premises without Lessor’s prior express written approval.

5.02. The carrying capacity for grazing under this Lease shall be three hundred (300) animal units for the Leased Premises. Lessee may not exceed this rate without Lessor’s prior express written approval, which shall not be unreasonably withheld.

5.03. Lessee shall not use or permit the use of the Leased Premises for any illegal purpose. Lessee and its officers, employees, agents and invitees will comply with, all applicable federal, State and local laws, ordinances and rules concerning the use of the Leased Premises.

5.04. Lessor shall not after the execution of this lease grant easements, rights of way and/or other permits authorizing the use of the Leased Premises without express written consent of Lessee, which consent shall not be unreasonably withheld.

5.05. Lessor reserves the right to enter upon the Leased Premises at any time with or without prior notice to Lessee to inspect the condition thereof and/or take action authorized by this Lease. Lessee shall provide Lessor with keys or combinations to all locks which may limit access to the Leased Premises upon request by Lessor.

5.06. Lessor reserves unto itself all of the oil, gas, and other minerals, all geothermal resources, and all commercial groundwater and groundwater 1ights under the Leased Premises; provided, however, that Lessee is permitted to use such waters located on the Leased Premises, to the extent and in an amount ordinarily and reasonably necessary, for the purpose of watering Lessee’s livestock and/or wildlife, and/or domestic purposes. Lessee recognizes that Lessor seeks to commercially develop groundwater on the Leased Premises, and Lessee hereby consents to same and shall not unreasonably interfere with same. The Leased Premises are subject to the prospecting, production, and development of commercial groundwater, including reasonable access thereto. Lessor specifically acknowledges that Lessee intends to use the Leased Premises for range and wildlife management and research, hunting, grazing, and electric generation by windpower development and Lessor expressly agrees not to unreasonably interfere with same. Lessor may develop its minerals on any of the tracts on the Leased Premises during the term of the Lease. Lessor may also develop sand, gravel, rhyolite, gypsum and limestone except that: 1) sand and gravel may only be developed in the area that is within two miles of the north right of way line of interstate highway I-10, and 2) rhyolite may only be developed after the second anniversary date of October 21, 2003. Prospecting, production and processing, including reasonable access thereto, may include sand, gravel, gypsum, limestone, and rhyolite (as limited above), and minerals, including, but not limited to, beryllium, fluorspar, tin, uranium, base or precious metals, thorium, niobium, tantalum, rare earth elements, industrial minerals and mineral substances that are contained in or are necessarily and actually produced in conjunction with or incidental to these named minerals. Lessor agrees that in developing such minerals and sand, gravel, rhyolite, gypsum and limestone, the following conditions shall apply, and shall be included in any contract or lease relating to the same. There shall be:

1.	No mining during antelope and mule deer centerfire rifle hunting season;

2.	No mining operations other than between dawn and dusk;

3.	No hunting;

4.	No lights at night other than those reasonably necessary for security and safety.

5.07. Lessee shall implement a sound soil and water conservation plan for the Leased Premises, subject to Lessor’s approval. Lessee will develop the plan in cooperation with the Lessor and/or the U.S. Department of Agriculture Natural Resources Conservation Service. Lessee shall file the plan with Lessor within six (6) months of execution of the lease.

5.08. A. No construction, land modifications or excavation, or permanent property improvements other than those necessary to effectuate the purposes of this lease may be allowed or undertaken without Lessor’s prior express written consent, which shall not be unreasonably withheld or delayed. At Lessor’s request, Lessee shall provide drawings and other information reasonably requested by Lessor regarding any proposed improvements. All construction work done by Lessee on Leased Premises shall be performed in a good and workmanlike manner, and in compliance with all governmental requirements. Lessee agrees to indemnify Lessor and hold Lessor harmless against any loss, liability or damage resulting from any such construction work, and the operation or maintenance of all improvements. All improvements installed by Lessee shall remain the property of Lessee subject to the rights the Lessor may have after the termination of this Lease as set forth herein. Lessee may not maintain or allow any nuisances or public hazards on the Leased Premises, and shall be under a duty to abate or remove any activity or property constituting or contributing to a hazard or nuisance.

B. Existing improvements shall remain the property of Lessor. Regardless of ownership, Lessee shall maintain in good condition and repair, ordinary wear and tear excepted, all existing improvements and all improvements placed or constructed on the Leased Premises, provided that no improvement owned by Lessor may be altered or modified without Lessor’s prior express written consent, which shall not be unreasonably withheld or delayed.

C. Upon request of Lessor, Lessee shall submit a map or desc1iption showing and describing any new improvements and their location on the Leased Premises.

5.09. Lessee shall take all reasonable precautions to suppress and prevent the uncontrolled spread of fire and shall not purposely attempt to burn any part of the Leased Premises without prior approval of Lessor.

5.10. Lessee shall not commit waste and shall keep all improvements and land in reasonably neat condition.

5.11. Lessee shall adhere to the Texas Parks and Wildlife Department’s rules and regulations for Hudspeth County, Texas.

5.12. Lessee agrees to pay during the term of the Lease, $500.00 for each mule deer permit issued and actually used (i.e., a deer is shot and tagged) for the Leased Premises. There shall be no charge for returned pem1its.

ARTICLE VI. ASSIGNMENTS

6.01. Lessee may assign this Lease at any time without further approval from the Lessor or School Land Board to Southwest Range & Wildlife Foundation, a Texas not for profit corporation. Any other assignment shall require the advance written consent of Lessor, which consent shall not be unreasonably withheld. In the event of any assignment, the Lessee will, in each case other than an assignment to a leasehold m01tgage or its designee, deliver to Lessor an assumption and certificate in recordable form, under the terms of which the assignee of Lessee’s interest in this Lease assumes all of the burdens, terms, covenants, conditions and obligations of Lessee hereunder. After written consent, if required hereunder, and delivery by the assigning Lessee to Lessor of the assumption and certificate described hereinabove, the assigning Lessee will be relieved of any and all of Lessee’s liabilities or obligations hereunder and the Lessor shall look only to such successor Lessee for performance of all of the obligations and liabilities of the Lessee under this Lease of every kind and character thereafter to accrue.

6.02. Lessee may from time to time sublet the Premises in whole or in part at any time. The making of any such sublease will not release Lessee from, or otherwise affect in any manner any of Lessee’s obligations hereunder.

6.03. Lessee from time to time and at any time has the right to encumber by one or more mortgages, deeds of trust, security agreements, or other instruments in the nature thereof, as security for one or more loans, indebtedness or obligations, the leasehold estate created hereby (but not the land itself). Any such indebtedness or obligation will be for such amount and on such other tem1s and conditions as Lessee may agree to.

6.04. No leasehold mortgagee or its designee hereunder will be or become liable to Lessor as an assignee o this Lease or otherwise, unless such mortgagee or designee expressly assumes by written instrument such liability, and no assumption will be inferred from or result from foreclosure or other appropriate proceedings in the nature thereof or as the result of any other action or remedy provided for by such leasehold mortgage or from a conveyance from Lessee pursuant to which the purchaser at foreclosure or grantee acquires the rights and interests of Lessee under the terms of this Lease. Lessor reserves the right to require that any purchaser or grantee satisfies such financial conditions as Lessor reasonably requires to assure such purchaser’s or grantee’s ability to perform all obligations of Lessee under this Lease.

6.05. Lessor and Lessee will, from time to time, without additional consideration promptly upon request, execute and deliver to each other or to any person whom the requesting party may designate a statement, if true, that (I) this Lease is in full force and effect, that the rent is paid in full; (ii) this Lease has not been modified or amended (or setting forth all modifications and amendments); (iii) to the best of such party’s knowledge and belief, the other party is not then in default, and Lessee and Lessor have fully performed all of Lessee’s and Lessor’s obligations, hereunder; and (iv) if true, the transactions, if any, described in the request do not constitute an event of default under this Lease; and such further instruments of a similar nature evidencing the agreement of Lessor or Lessee to any leasehold mortgagee or prospective purchaser or lessee or sublessee as may be reasonably requested by Lessor or Lessee or any leasehold mortgagee, assignee or transferee of the interest of Lessor or Lessee, or sublessee, as applicable.

6.06. Lessee and its successors and assigns subject to the provisions of section 6.01 shall have the preference tight to purchase all or part of the Leased Premises at any time during the te1m of the Lease, in accordance with the terms set forth in the Preference Right Agreement attached hereto as Exhibit E and incorporated herein; provided however, that such tracts of land purchased must be contiguous.

ARTICLE VII. PROTECTION OF HISTORICAL RESOURCES

7.01. LESSEE IS EXPRESSLY PLACED ON NOTICE OF THE NATIONAL HISTORICAL PRESERVATION ACT OF 1966, (PB-89-66, 80 STATUTE 915; §470) AND THE ANTIQUITIES CODE OF TEXAS, CHAPTER 191, TEX. NAT. RES. CODE ANN. (VERNON 2002 SUPP.). IN THE EVENT THAT ANY SITE, OBJECT, LOCATION, ARTIFACT OR OTHER FEATURE OF ARCHEOLOGICAL, SCIENTIFIC, EDUCATIONAL, CULTURAL OR HISTORIC INTEREST IS ENCOUNTERED DURING ANY ACTIVITY ON THE LEASED PREMISES, LESSEE WILL IMMEDIATELY CEASE SUCH ACTIVITIES AND WILL IMMEDIATELY NOTIFY LESSOR AND THE TEXAS HISTORICAL COMMISSION, P.O. BOX 12276, AUSTIN, TEXAS 78711, SO THAT ADEQUATE MEASURES MAY BE UNDERTAKEN TO PROTECT OR RECOVER SUCH DISCOVERIES OR FINDINGS, AS APPROPRIATE.

ARTICLE VIII. INDEMNITY

8.01. Lessee shall be fully liable and responsible for any damage, of any nature, arising or resulting from its own acts or omissions related to its exercise of the rights granted herein. Lessee agrees to and shall indemnify and hold lessor, lessor’s officers, agents, and employees, harmless from and against claims, suit, costs, liability or damages of any kind, including strict liability claims, without limit and without regard to cause of the damages or the negligence of any party, except for the consequences of the negligent acts or willful misconduct of lessor, lessor’s officers, agents, employees, or invitees, arising directly or indirectly from lessee’s use of the LEASED Premises (or any adjacent or contiguous PSF land) or from any breach by Lessee of the terms, covenants or conditions contained herein. THE PROVISIONS OF THIS SECTION SHALL SURVIVE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

ARTICLE IX. INSURANCE

9.01. Prior to the commence of construction of any wind turbine, tower, building or substation by Lessee, Lessee shall obtain and maintain throughout the Lease Term and for one hundred eighty (180) days thereafter (i) general liability insurance and property damage insurance, the combined single limit of such insurance to be in the amount of $3,000,000 each occurrence, (ii) workers’ compensation and employer’s liability insurance with limits of at least $500,000 or such other limit required by law and (iii) commercial auto liability insurance with a combined single limit of not less than $1,000,000. Within thirty (30) days of the completion of the construction of any wind turbine, tower, building or substation, Lessee shall obtain and maintain for so long as the property remains on the premises and for one hundred eighty (180) days thereafter All-Risk Property Insurance in an amount sufficient to provide coverage for the full insurable value of all such property on the Premises. The amounts of each type of insurance shall be reviewed on the fifth (5th) anniversary of the Effective Date and each fifth (5th) year thereafter and shall be increased, if necessary, so that the amount of such coverage is at all times generally equal to the limits described herein measured in 2003 dollars. All such insurance policies, with the exception of workers’ compensation and employer’s liability, shall name Lessor as an additional insured. Lessee shall obtain a written obligation on the part of all such insurance carriers to notify Lessor at least fifteen (15) days prior to the cancellation or modification of such insurance policies. Lessee assumes all risk of damage or loss from whatever cause to any of Lessee’s property on the Premises. Lessee shall furnish to Lessor certificates of all insurance required by this Lease and evidence of all such endorsement(s) within ten (10) days after request by Lessor.

9.02. Lessee may satisfy its obligation to maintain general liability insurance under this Article by means of self-insurance.

9.03. Prior to the commencement of construction of any wind turbine, tower, leased buildings or substation by Lessee, Lessee shall cause any contractor of Lessee performing work on the Leased Premises to obtain and to maintain throughout the time it performs such work insurance as follows, with such other terms, coverages and insurers as Lessor shall reasonably require from time to time:

i. commercial general liability insurance, including contractor’s liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement, and contractor’s protective liability coverage, to afford protection with limits, for each occurrence, of not less than One Million Dollars ($1,000,000) with respect to bodily injury, death or property damage;

ii. workers’ compensation insurance in form and amounts required by law, and employer’s liability insurance with no less than the following limits:

Each Accident	$500,000
Disease - Policy Limit	$500,000
Disease - Each Employee	$500,000; and

iii. commercial auto liability insurance with a combined single limit of not less than $1,000,000.

9.04. All such insurance policies shall be obtained from an insurance carrier and in forms reasonably acceptable to Lessor. All such insurance policies shall contain a waiver of subrogation provision in favor of Lessor and its employees and agents.

9.05. Lessee and Lessor shall be named as additional insured on Lessee’s contractor’s insurance policies with the exception of workers’ compensation and employer’s liability. Lessee shall obtain a written obligation on the part of all such insurance carriers to notify Lessor at least fifteen (15) days prior to the cancellation or modification of such insurance policies. Lessee shall furnish to Lessor certificates of all insurance required by this Lease and evidence of all such endorsement(s) within ten (10) days after request by Lessor.

9.06. Removal Deposit. Prior to commencing construction of any wind turbine, tower, buildings or substation, Lessee shall deposit with the Escrow Agent at Lessee’s option (i) a bond (from an issuer with a Best’s Rating of not less than A) (a “Bond”), (ii) an irrevocable, standby letter of credit (an “LC”) or (iii) cash deposit (any of the foregoing being hereinafter referred to as the “Removal Deposit”) to cover the estimated removal and surface restoration costs associated with the wind energy projects to be installed on the Leased Premises. The amount of said Removal Deposit shall be mutually agreed by the parties, based upon cost estimates by Lessor and Lessee. If the Removal Deposit cannot be mutually agreed to, the estimators of the Lessor and Lessee shall appoint a third mutually agreed upon estimator to make the final detem1ination which shall be binding upon the parties.

9.07. Performance Bond. Prior to commencing construction of any wind turbine, tower, buildings 01 substation, Lessee shall obtain, through itself or contractor, a performance bond for the completion o construction.

ARTICLE X. DEFAULT, TERMINATION AND EXPIRATION

10.01. If within thirty (30) days after written notice from Lessor specifying wherein Lessee has failed to comply, Lessee fails thereafter to comply with any tem1, provision or covenant of this Lease, Lessor shall have the right, at its option to terminate this Lease and all rights inuring to Lessee herein by sending written Notice of Termination to Lessee; provided, however, that if the nature of Lessee’s obligation is such that it cannot be reasonably cured within the thirty-day period, the lease shall not be terminated so long as Lesse immediately commences curing such failure to comply and pursues compliance with all due diligence. Upon sending of such written Notice of Termination, this Lease shall terminate and all rights granted herein to Lessee shall revert to Lessor. Such termination shall not prejudice the rights of Lessor or Lessee to collect any money due or to seek recovery on any claim arising hereunder.

10.02. At the termination of the Lease, the Lessor has the option to purchase the improvements at fair market value, or to require Lessee to remove such improvements.

10.03. If Lessee fails to remove its personal property from the Leased Premises within one hundred-eight (180) days after the termination or expiration of the Lease, then Lessor may, at its option, remove and dispose o such property (with no obligation to sell or otherwise maintain such property in accordance with the Uniforn Commercial Code), at Lessee’s sole cost and expense, or Lessor may elect to own such property by filing notice of such election pursuant to Section 51.302, et seq., TEX. NAT. RES. CODE ANN. (Vernon Supp. 2002). If Lessor elects to remove Lessee’s property and dispose of it pursuant to this section, then in such a event Lessee shall be obligated to reimburse Lessor for the reasonable costs of such removal and disposal within ten (10) days of Lessor’s demand for reimbursement. THE TERMS OF THIS SECTION SHALL SURVIVE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

10.04. In the event of early termination of this Lease, Lessee shall be entitled to receive a refund of the prepayment based upon the schedule set forth in Exhibit D, plus the fair market value of any improvements purchased in accordance with section 10.02, less any damages incurred by Lessor pursuant to section 10.03. This section and section 10.02 do not apply if the Preference Right referenced in 6.06 is exercised.

10.05. The Leased Premises are not subject to sale or trade by Lessor until the expiration of the 25-year term set forth herein. Lessor reserves the right to permit entry by prospective or actual buyers.

ARTICLE XI. HOLDOVER

11.01. If Lessee holds over and continues in possession of the Leased Premises after expiration or earlier termination of this Agreement, Lessee will be deemed to be occupying the Leased Premises on the basis of a month-to-month tenancy subject to all of the te1ms and conditions of this Lease, except that as liquidated damages by reason of such holding over, the amounts payable by Lessee under this Lease shall be 150% o the prevailing amount per acre as may be typical for other General Land Office leases at the time of the holdover to Lessor by Lessee. Lessee acknowledges that in the event it holds over, Lessor’s actual damages will be difficult, if not impossible, to ascertain, and the liquidated damages herein agreed to be paid are reasonable in amount and are payable in lieu of actual damages and are not a penalty. Lessee furthe1 acknowledges that acceptance of hold over Consideration does not imply Lessor’s consent to hold over.

11.02. The tenancy from month-to-month described in Section 11.01 of this Lease may be te1minated by either party upon thi1iy (30) days written notice to the other, unless the Preferential Right has been exercised by Lessee in which case termination does not occur until closing referenced to therein.

ARTICLE XII. NOTICE

12.01. Any notice which may or shall be given under the terms of this Lease shall be in writing and shall be either delivered by hand, by facsimile, or sent by United States first class mail, adequate postage prepaid, if for Lessor to Deputy Commissioner, Asset Inspection, addressed to his attention, 1700 North Congress Avenue, Austin, Texas 78701-1495, FAX: (512) 463-5304, and if for Lessee, John Picone, John P. Picone, Inc., 31 Garden Lane, Lawrence, NY 11559, FAX (516) 239-1757 with a copy to Susan E. Potts, 401 West 15th Street, Suite 850, Austin, Texas 78701 FAX (512) 469-7480. Any party’s address may be changed from time to time by such party by giving notice as provided above, except that the Leased Premises may not be used by Lessee as the sole notice address. No change of address of either party shall be binding on the other party until notice of such change of address is given as herein provided.

12.02. For purposes of the calculation of various time periods referred to in this Lease, notice delivered by hand shall be deemed received when delivered to the place for giving notice to a party referred to above. Notice mailed in the manner provided above shall be deemed completed upon the earlier to occur of (i) actual receipt as indicated on the signed return receipt, or (ii) three (3) days after posting as herein provided.

ARTICLE XIII. INFORMATIONAL REQUIREMENTS

13.01. A. Lessee and Lessor shall provide written notice to each other of any change in Lessee’s name, address, corporate structure, legal status or any other information relevant to this Agreement.

B. Lessee shall provide to Lessor any other info1mation reasonably requested by Lessor in writing within fifteen (15) days following such request or such other time period approved by Lessor (such approval not to be unreasonably withheld).

ARTICLE XIV. MISCELLANEOUS PROVISIONS

14.01. With respect to terminology in this Lease, each number (singular or plural) shall include all numbers, and each gender (male, female or neuter) shall include all genders. If any provision of this Lease shall ever be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Lease, but such other provisions shall continue in full force and effect.

14.02. The titles of the Articles in this Lease shall have no effect and shall neither limit nor amplify the provisions of the Lease itself. This Lease shall be binding upon and shall accrue to the benefit of Lessor, its successors and assigns, and Lessee, Lessee’s successors and assigns (or heirs, executors, administrators and assigns, as the case may be).

14.03. Neither acceptance of Consideration (or any portion thereof) or any other sums payable by Lessee hereunder (or any portion thereof) to Lessor nor failure by Lessor to complain of any action, non-action or default of Lessee shall constitute a waiver as to any breach of any covenant or condition of Lessee contained herein nor a waiver of any of Lessor’s rights hereunder. Waiver by Lessor of any right for any default of Lessee shall not constitute a waiver of any right for either a prior or subsequent default of the same obligation or for any prior or subsequent default of any other obligation. No right or remedy of Lessor hereunder or covenant, duty or obligation of Lessee hereunder shall be deemed waived by Lessor unless such waiver be in writing, signed by a duly authorized representative of Lessor. Nothing herein shall constitute a waiver of Lessor’s sovereign immunity.

14.04. No provision of this Lease shall be construed in such a way as to constitute Lessor and Lessee joint ventures or partners or to make Lessee the agent of Lessor or make Lessor liable for the debts of Lessee.

14.05. In all instances where Lessee and Lessor are required hereunder to pay any sum or do any act at a particular indicated time or within an indicated period, it is understood that time is of the essence.

14.06. Except as otherwise provided herein, under no circumstances whatsoever shall Lessor or Lessee ever be liable hereunder for consequential damages or special damages.

14.07. All monetary obligations of Lessor and Lessee (including, without limitation, any monetary obligation for damages for any breach of the respective covenants, duties or obligations of either party hereunder) are performable exclusively in Austin, Travis County, Texas.

14.08. 14.08 Lessee’s obligations to pay Consideration and to perform Lessee’s other covenants and duties under this Lease constitute independent, unconditional obligations. Lessee waives and relinquishes any right to assert, either as a claim or as a defense, that Lessor is bound to perform or is liable for the nonperformance of any implied covenant or implied duty of the Lessor not expressly set forth in this Lease.

ARTICLE XV. FILING

15.01. Both parties shall execute a Memorandum of Lease in mutually agreeable form, and Lessee shall, at its sole cost and expense, record the Memorandum of Lease in the Hudspeth County Real Property Records and provide a file-marked copy to Lessor within 60 days after this Lease is executed by all parties.

ARTICLE XVI. ENTIRE AGREEMENT

16.01. This Lease, including any exhibits to the same, constitutes the entire agreement between Lessor and Lessee, no prior or contemporaneous written or oral promises or representations shall be binding. The submission of this Lease for examination by Lessee or Lessor and/or execution thereof by the Lessee or Lessor does not constitute a reservation of or option for the Leased Premises and this Lease shall become effective only upon execution of all parties hereto and delivery of a fully executed counterpart thereof by Lessor to the Lessee.

16.02. This Lease shall not be amended, changed or extended except by written instrument signed by both parties thereto.

IN TESTIMONY WHEREOF witness my hand and Seal of Office.

LESSOR:		LESSEE:

THE STATE OF TEXAS		SENTINEL MOUNTAIN ASSOCIATES, L.P.
A Texas Limited Partnership

By:	/s/ Jerry E. Patterson	By:	Sentinel Mountain, Inc., a Texas Corporation, its General Partner
JERRY E. PATTERSON
		By:	/s/ John Picone
Commissioner, General Land Office			John P. Picone, President

Dated: 11/19/2003		Dated:11/13/2003

ACKNOWLEDGMENT

State of New York	)(
)(
County of Nassau	)(

This instrument was acknowledged before me on 11/13/03, 2003, by John Picone, the President of Sentinel Mountain, Inc., a Texas corporation, the General Partner of Sentinel Mountain Associates, L.P., a Texas Limited Partnership, as the act and deed of said limited partnership.

/s/ Martin S. Levine
Notary Public, State of New York
My commission expires: June 30, 2007

EXHIBIT “A”

to

Surface Lease

(Far West Ranch)

EXHIBIT A

Far West Ranch Area

Hudspeth County, Texas

Abstract No.	Section	Block	Tsp.	Survey	File No.	Acres
6245	1 Area northerly of I -10 ROW	65.5		PSL	153583	476
6246	3 Area northerly of I-10 ROW	65.5		PSL	153584	281
6242	3 Area northerly of I-10 ROW	64.5		PSL	153580	40
6243	4 Area northerly of I-10 ROW	64.5		PSL	153581	250
6244	5 Area northerly of I-10 ROW	64.5		PSL	153582	464
6277	16-S/2	73	7	T&P	131694	320
6278	17	73	7	T&P	124357	640
6256	18	73	7	T&P	145232	640
6257	19	73	7	T&P	145446	640
6258	20	73	7	T&P	143429	640
6259	27	73	7	T&P	143430	640
6260	29	73	7	T&P	145447	640
6261	30	73	7	T&P	143431	640
3333	31 S & E -- NW/4 = 160 Ac.	73	7	T&P	BEX-S-28957	480
6262	32	73	7	T&P	145448	640
3334	33 S&E --SE/4=160Ac.	73	7	T&P	BEX-S-29958	480

Abstract No.	Section	Block	Tsp.	Survey	File No.	Acres
6263	34	73	7	T&P	132283	640
3335	35	73	7	T&P	BEX-S-29959	640
6264	36	73	7	T&P	143378	640
3336	37	73	7	T&P	BEX-S-29960	640
6265	38	73	7	T&P	111409	640
3337	39	73	7	T&P	BEX-S-28961	640
6266	40	73	7	T&P	145449	640
3338	41	73	7	T&P	BEX-S-28962	640
6267	42	73	7	T&P	145450	640
3339	43	73	7	T&P	BEX-S-28963	640
6268	44	73	7	T&P	145451	640
3340	45	73	7	T&P	BEX-S-28964	640
6269	46 Area northerly of I-10 ROW	73	7	T&P	145452	639.47
3341	47 Area northerly of I-10 ROW	73	7	T&P	BEX-S-28965	463.67
6241	48 Area northerly of I-10 ROW	73	7	T&P	153519	81
			Approximate Area			16,775.14
S & E = Save and Except

EXHIBIT “B”

to

Surface Lease

(West Ranch)

EXHIBIT B

West Ranch Area
Hudspeth County, Texas

Abstract No.	Section	Block	Tsp.	Survey	File No.	Acres

5985	11	21		PSL	152227	620
S & E -- SE/4 of NE/4 of NW/4 = 10 Ac. and NE/4 of NE/4 of SE/4 = 10 Ac.

5986	12	21		PSL	152228	550
S & E -- NE/4 of NE/4 of NW/4 = 10 Ac.; SE/4 of SE/4 of NW/4 == 10Ac., SW/4-of SE/4 of NW/4 = 10 Ac., NW/4 of SE/4 of SE/4 = 10. Ac., SW/4 of SW/4 of SE/4 = 10 Ac. and SW/4 of SW/4=40Ac.

5987	13	21		PSL	152229	530
S & E -- NW/4 of SW/4 of SW/4 = 10 Ac., E/2 of N/2 of N/2 of SE/4 = 20 Ac., S/2 of S/2 of NE/4 = 40 Ac. and S/2 of N/2 of NE/4 = 40 Ac.

5994	23	21		PSL	152237	500
S & E -- NW/4 of NW/4 of NW/4 = 10 Ac., NE/4 of NW/4 of NW/4 = 10 Ac., NW/4 of NE/4 of NW/4 = 10 Ac., S/2 of S/2 of NW/4 = 40 Ac.,
NW/4 of NW/4 of SW/4 = 10 Ac., SW/4 of NE/4 = 40 Ac.,
SW/4 of SW/4 of SE/4 = 10 Ac. and SW/4 of SE/4 of SE/4 = 10 Ac.

5995	24	21		PSL	152238	380
S & E -- SE/4 of SW/4 of SE/4 = 10 Ac., NE/4 of NW/4 of SE/4 = 10 Ac.,
N/2 of N/2 of NE/4 = 40 Ac., NW/4 of NW/4 = 40 Ac.,
NE/4 of NW/4 = 40 Ac., SE/4 of NW/4 = 40 Ac.,
W/2 of SE/4 of SW/4 = 20 Ac., SW/4 of SW/4 = 40 Ac.
E/2 of W/2 of SW/4 = 40 Ac. (NOTE: Conflict between last two)

6270	1 W/2 of W/2	72	7	T&P·	145156	160

6271	1 E/2 of W/2	72	7	T&P	123254	160

1343	2	72	7	T&P	123003	560
S & E -- W/2 of E/2 of NW/4 = 40 Ac. and SE/4 of SW/4 = 40 Ac.

6272	3	72	7	T&P	110421	550
S & E -- SW/4 of SW/4 of NW/4 = 10 Ac., NW/4 of NE/4 = 40 Ac. and NE/4 of SE/4 = 40 Ac.

Abstract No.	Section	Block	Tsp.	Survey	File No.	Acres

1342	11	72	7	T&P	123002	320
S & E -- NE/4 of NW/4 = 40 Ac., W/2 of E/2 of SW/4 = 40 Ac., W/2 of W/2 of NE/4 = 40 Ac., E/2 of W/2 of NE/4 = 40 Ac., NW/4 of SE/4 = 40 Ac., SW/4 of SE/4 = 40 Ac. and

6273	12	72	7	T&P	110762	590
S & E -- SW/4 of NW/4 = 40 Ac. and SW/4 of SE/4 of SE/4 = 10 Ac.

6274	13	72	7	T&P	110763	340
S & E -- SW/4 of NW/4 = 40Ac., NW/4 of SE/4 of NW/4 = 10Ac.,
NW/4 of SW/4 = 40 Ac., NE/4 of SW/4 = 40 Ac.,
NE/4 of SE/4 = 40 Ac., SW/4 of NW/4 of SE/4 = 10 Ac.
SE/4 of NE/4 = 40 Ac., NF/4 of NE/4 = 40 Ac. and
NW/4 of NE/4 = 40Ac.

6275	14	72	7	T&P	110764	600
S & E -- SW/4·of SW/4 = 40 Ac.

6247	23	72	7	T&P	153585	235
All of area northeasterly of Lasca Road S & E -- SE/4 of NW/4 = 40 Ac., SW/4 of SE/4 of SE/4 = 10 Ac. and 20 Ac. out of NW/4 of SE/4

6276	24	72	7	T&P	110131	600
S & E -- SW/4 of SW/4 = 40 Ac.

6248	25	72	7	T&P	153586	124
All of area northeasterly of Lasca Road S & E -- NE/4 of SE/4 = 40 Ac. and NW/4 of SE/4 = 40 Ac.

			Approximate Area		6,819 Acres

S & E = Save and Except

EXHIBIT “C”

to

Surface Lease

(Association Land)

EXHIBIT C

Lands Leased to the Texas Mule Deer Association Under

Surface Lease 200220023,

Hudspeth County, Texas

No.	Section	Block	Tsp.	Survey	File No.	Acres
1.	24	19		PSL	152199	658.05
2.	1	20		PSL	152200	658.05
3.	2	20		PSL	152201	658.05
4.	14	20		PSL	152209	658.05
5.	21	20		PSL	146231	640.00
6.	E/2 of 24	20		PSL	140593	320.00
7.	SW/4 of NW/4 of 24	20		PSL	143418	40.00
8.	E/2 of SW/4 of24	20		PSL	152218	80.00
9.	NE/4 of 21	21		PSL	131885	161.25
10.	NW l/4 of NW l/4 of 24	20		PSL	146987	40.00
11.	44(All that pt. N. of I-10)	72	07	T&P Ry. Co.	110920	136.00
12.	5	71	07	T&P Ry. Co.	111756	640.00
13.	6	71	07	T&P Ry. Co.	143424	640.00
14.	7	71	07	T&P Ry. Co.	143425	640.00
15.	8	71	07	T&P Ry. Co.	96797	640.00
16.	17	71	7	T&P Ry. Co.	143426	640.00
17.	18	71	7	T&P Ry. Co.	140553	640.00
18.	19	71	7	T&P Ry. Co.	141896	640.00
19.	20	71	7	T&P Ry. Co.	141897	640.00
20.	29	71	7	T&P Ry. Co.	107615	640.00
21.	SW/4 of 30	71	7	T&P Ry. Co.	143107	160.00
22.	NW/4 of 30	71	7	T&P Ry. Co.	96801	160.00
23.	E/2 of30	71	7	T&P Ry. Co.	141898	320.00
24.	32	71	7	T&P Ry. Co.	123289	640.00
25.	42	71	06	T&P Ry. Co.	145085	640.00
26.	43	71	06	T&P Ry. Co.	123249	640.00
27.	4	72	07	T&P Ry. Co.	145086	640.00
28.	5	72	07	T&P Ry. Co.	110423	640.00
29.	W/2 of E/2 of 6	72	07	T&P Ry. Co.	145157	160.00
30.	7	72	07	T&P Ry. Co.	146524	640.00
31.	8	72	07	T&P Ry. Co.	145751	640.00
32.	9	72	07	T&P Ry. Co.	145752	640.00
33.	19	72	07	T&P Ry. Co.	143717	640.00
34.	20	72	07	T&P Ry. Co.	143718	640.00
35.	21	72	07	T&P Ry. Co.	123004	640.00
36.	22	72	07	T&P Ry. Co.	145087	640.00
37.	23 (being that part south of Lasca Road)	72	07	T&P Ry. Co.	110133	335.00
38.	25 (being that part south of Lasca Road)	72	07	T&P Ry. Co.	145753	436.00
39.	26	72	07	T&P Ry. Co.	123797	640.00

No.	Section	Block	Tsp.	Survey	File No.	Acres

40.	27	72	07	T&P Ry. Co.	106779	640.00
41.	28	72	07	T&P Ry. Co.	105722	640.00
42.	29	72	07	T&P Ry. Co.	143719	640.00
43.	30	72	07	T&P Ry. Co.	143720	640.00
44.	31	72	07	T&P Ry. Co.	BEX-28933-S	640.00
45.	32	72	07	T&P Ry. Co.	143721	640.00
46.	34	72	07	T&P Ry. Co.	105721	640.00
47.	41	72	07	T&P Ry. Co.	BEX-28938-S	640.00
48.	42	72	07	T&P Ry. Co.	143722	640.00
49.	N/pt. of 43	72	7	T&P Ry. Co.	153587	107.27
50.	1	73	07	T&P Ry. Co.	107746	640.00
51.	2	73	07	T&P Ry. Co.	105457	640.00
52.	3	73	07	T&P Ry. Co.	105458	640.00
53.	S/2 of 4	73	07	T&P Ry. Co.	107747	320.00
54.	N/2 of 4	73	07	T&P Ry. Co.	145282	320.00
55.	9	73	07	T&P Ry. Co.	105459	640.00
56.	10	73	07	T&P Ry. Co.	105475	640.00
57.	11	73	07	T&P Ry. Co.	105460	640.00
58.	12 (except SW/4 of SW/4 and Pt. of S/2 of NW/4)	73	07	T&P Ry. Co.	153602	570.00
59.	14	73	07	T&P Ry. Co.	105461	640.00

				Total Acres		31,257.72

EXHIBIT “D”

to

Surface Lease

(Pro Rata Credit Schedule)

Exhibit D

to Surface Lease

Preference to Purchase

Pro Rata Credit Upon Exercise of Preference to Purchase

Present Date Nominal Disc. Rate Inflation Rate	26-Sep-30 6.86% 0.00%
	Year	REAL MIDYEAR DISC FACTOR@		PRESENT VALUE	Cum Value	Lease Termination Credit Available At Year End	Acres	Pro Rata Credit Upon Exercise of Preference to Purchase
		6.86%						(Amount Per Acre)
2003	$19,247	1	1.000	$$19,247	$19,247	$223,490	54,990.11	$4.06
2004	$19,247	2	0.936	$$18,011	$27,258	$205,478	54,990.11	$3.47
2005	$19,247	3	0.876	$$16,855	$54,114	$188,623	54,990.11	$3.43
2006	$19,247	4	0.820	$$15,773	$69,887	$172,850	54,990.11	$3.14
2007	$19,247	5	0.767	$$14,761	$84,647	$158,089	54,990.11	$2.87
2008	$19,247	6	0.718	$$13,813	$98,460	$144;277	54,990.11	$2.62
2009	$19,247	7	0.672	$12,926	$111,386	$131,350	54,990.11	$2.39
2010	$19,247	8	0.628	$12,096	$123,483	$119,254	54,990.11	$2.17
2011	$19,247	9	0.588	$11,320	$134,803	$107,934	54,990.11	$1.96
2012	$19,247	10	0.550	$10,593	$145,396	$97,341	54,990.11	$1.77
2013	$19,247	11	0.515	$9,913	$155,309	$87,428	54,990.11	$1.59
2014	$19,247	12	0.482	$9,277	$164,586	$78,151	54,990.11	$1.42
2015	$19,247	13	0.451	$8,681	$173,267	$69,470	54,990.11	$1.26
2016	$19,247	14	0.422	$8,124	$181,391	$61,346	54,990.11	$1.12
2017	$19,247	15	0.395	$7,602	$188;993	$53,743	54,990.11	$0.98
2018	$19,247	16	0.370	$7,114	$196,108	$46,629	54,990.11	$0.85
2019	$19,247	17	0.346	$6,658	$202,765	$39,971	54,990.11	$0.73
2020	$19,247	18	0.324	$6,230	$208,996	$33,741	54,990.11	$0.61
2021	$19,247	19	0.303	$5,830	$214,826	$27,919	54,990.11	$0.51
2022	$19,247	20	0.283	$5,466	$220,282	$22,455	54,990.11	$0.41
2023	$19,247	21	0.26	$5,106	$225,388	$17,349	54,990.11	$0.32
2024	$19,247	22	0.248	$4,778	$230,166	$12.571	54,990.11	$0.23
2025	$19,247	23	0.232	$4,471	$234,637	$8,100	54,990.11	$0.15
2026	$19,247	24	0.217	$4,184	$238,821	$3,916	54,990.11	$0.07
2027	$19,247	25	0.303	$3,916	$242,737		$54,990.11	$

242,735.00

Example:
Preference Right Year	2010
Sections Purchased	1
Acres	640

Per Acre Credit Available for Current Year	$ 2.17

Preference Right Credit on Purchase	$ 1,387.93

Note: Calculations contain de minimis rounding errors.

EXHIBIT “E”
to
Surface Lease
(Preference Right Agreement)

PREFERENCE RIGHT AGREEMENT·

EXHIBIT E to LEASE AGREEMENT BETWEEN GENERAL LAND OFFICE and SENTINEL MOUNTAIN ASSOCIATES, LP.

(The rights contained herein are a part of the Lease of which it is attached.)

The Lessor and Lessee agree as follows:

I. PREFERENCE GRANT

1.01 In accordance with the provisions of Section 51.121 of the Texas Natural Resources Code, Lessor hereby grants to Lessee a preference right to purchase the Preference Land, hereinafter described. The Lessee shall have such preference right to purchase the Preference Land before it is made available by Lessor for sale to any other person. Lessor agrees not to make the Preference Land available for sale to any person unless and until Lessee delivers its Notice of Lessee’s Exercise of Preference, pursuant to Section 5.01 of this Preference Right Agreement. Promptly upon receipt of such written notice, Lessor shall notify Lessee that Lessor intends to sell that part of the Preference Land described in Lessee’s Notice of Exercise of Preference and Lessor shall then sell the Preference Land described in Lessee’s Notice of Exercise of Preference to Lessee upon the terms and provisions herein.

II. PREFERENCE LAND

2.01 The real property subject to this Preference Right Agreement is a total of 54,990.11 acres, more or less, in 104 full or partial sections of land, which real property is more particularly described as follows:

a	West Ranch, a tract or parcel of land containing 6,831.00 acres in fifteen. full or partial sections of land in Hudspeth County, Texas, as more particularly described on Exhibit A attached hereto and incorporated herein by reference for all purposes;

b	Far West Ranch, a tract or parcel of land containing 16,775.14 acres in thirty-one full or partial sections of land in Hudspeth County, Texas, as more particularly described on Exhibit B attached hereto and incorporated herein by reference for all purposes;

c	Association Land is a tract or parcel of land containing 31,383.97 acres of fifty-eight full or partial sections of land in Hudspeth County, Texas, presently leased to the Texas Mule Deer Association, as more particularly described on Exhibit C attached hereto and incorporated herein by reference for all purposes.

All of the tracts described in Exhibits A, B, and C, are collectively called the “Preference Land.”

The Preference Land, or a portion thereof, shall be conveyed by deed without warranties together with any and all rights and appurtenances pe1taining to the Preference Land; including any development rights, easements appurtenant, and right, title and interest of the State in and to adjacent streets, alleys, easements and rights of way related to the Preference Land; PROVIDED HOWEVER, AND NOTWITHSTANDING ANYTHING STATED IN THE FOREGOING, there is reserved to the State of Texas for the use and benefit of the Pe1manent School Fund, gypsum, limestone, and rhyolite. In addition, the State of Texas reserves for the use and benefit of the Pe1manent School Fund all oil, gas, coal, lignite, sulphur, and other mineral substances from which sulphur may be derived or produced, salt, potash, uranium, thorium, beryllium, fluospar, tin, base or precious metals, niobium, tantalum, rare earth elements, industrial minerals and mineral substances incidental to those named minerals, and all other minerals in and under the Preference Land described herein wherever located and by whatever method recovered, as well as the right to lease such minerals and other substances listed in this paragraph and the right of ingress and egress to explore for and produce the same. The State also reserves and retains, for the use and benefit of the Pe1manent School Fund, all commercial 1ights to groundwater and groundwater leasing, except Grantee shall have the right to use groundwater for residential, domestic, range and wildlife management, and windpower purposes only. The State further reserves the light of ingress and egress to explore for, produce, lease, and store groundwater produced on the Preference Land and to place, construct, maintain and operate any structures necessary and incident thereto at a site or sites, as determined by State. Grantee, its successors and assigns covenant and agree not to use any groundwater underlying the property conveyed herein for commercial or industrial purposes, other than as expressly set forth herein. These easements, restrictions and covenants run with the land, are binding on the Grantee; its successors, and assigns, and are forever enforceable. Grantee recognizes that State intends to commercially develop water on some p01tions of the Preference Land, and Grantee hereby consents to same and shall not unreasonably interfere with same. State specifically acknowledges that Grantee intends to use the Preference Land for range and wildlife management and research, hunting, grazing, and electrical generation and windpower, and hereby consents to same and shall not unreasonably interfere with same. All of such Preference Land, together with the all real property rights, interests and appurtenances thereunto are hereinafter referred to as the Preference Land.

III. SALES PRICE.

3.01 The sales price for all or a portion of the Preference Land (Purchase Price) shall be calculated as follows:

a. The market value of the portion of the Preference Land elected to be acquired by the Lessee, excluding the value of any improvements Lessee constructed after execution of the Lease, as set out in the Lessee’s Notice of Lessee’s Exercise of Preference, as described in Paragraph 5. 01 herein shall be determined by the Chief Appraiser of the Texas General Land Office, or his employee, contractor or assignee, who shall conduct an appraisal seeking to determine the market value excluding any value of improvements constructed by Lessee after execution of the Lease of the portion of the Preference Land included in the Lessee’s Notice of Lessee’s Exercise of Preference Right which has been received by the State. The State has ninety (90) calendar days from the Lessor’s actual receipt of such written Notice of Lessee’s Exercise of Preference Right by the United States mails in which to conduct such an appraisal of the portion of the Preference Land elected to be acquired under a specific Notice of Lessee’s Exercise of Preference Right. Lessor shall provide a copy of the appraisal to Lessee. The market value for the p01tion of the Preference Land being acquired at such Preference Land exercise shall be paid in cash at the Closing.

b. The actual cash consideration paid for the portion of the Preference Land being acquired at a Preference Closing shall be adjusted by the pro rata rental credit for Preference to Purchase set out in Exhibit D to the Lease. The total credit for all of the Preference Land shall not exceed a credit based upon the present value of the Lease at the time of execution thereof, being $242,803.

3.02 The Purchase Price at a particular Closing shall be paid in cash or other hard funds at the Closing. The Purchase Price shall be in payable in full at the Closing, unless otherwise agreed to by Lessor. In addition to the purchase price, Lessee shall also pay the statutory sales fee (TEX. R. NAT. CODE §32.110).

Closing Date may be extended for an additional one hundred eighty (180) days by written agreement of the parties. Consent to such extensions shall not be unreasonably withheld. Failure of the Lessee to close by the required closing date shall te1minate all tights of Lessee to purchase that portion of the Preference Land desc1i.bed in the section 5.01 Notice of Lessee’s Exercise of Preference.

7.02 At the Closing, State shall deliver to Lessee:

a	A Deed without warranties from the State of Texas in the standard form as issued by the Texas General Land Office, including reservations described in section 2.01 above conveying that p01tion of the Preference Land for which the Preference was exercised. (The Preference Land shall be described as described on the exhibits attached hereto unless field notes are provided. If Lessee desires to obtain a Title Policy, it shall be at Lessee’s cost and expense. If the title company requires field notes or survey in order to issue such policy, Lessee shall obtain such field notes or survey at its own cost and expense.)

b	Any other documents required under the terms of this Preference; and

c	Any other document reasonably required to cany out the terms and obligations of this Agreement.

7.03 At the Closing, Lessee shall deliver to State:

a	the cash portion of the Purchase Price for the portion of the Preference Land being acquired; and

b	evidence of Lessee’s authorization to consummate this transaction; and

c	any document reasonably required to carry out the terms and obligations of this Agreement; and

d	the statutory sales fee required by TEX. NAT. RES. CODE §32.110.

7.04 At each Closing, Lessee and Lessor agree to pay their own closing costs.

VIII. CASUALTY LOSS.

8.01. If, prior to Closing, any part of the Preference Land is damaged or destroyed by fire or other casualty loss, the Lessee solely bears the risk of such loss. Any conveyance of any portion of the Preference Land shall be conveyed and the Lessee shall accept such Preference Land in its then existing condition. State shall not be obligated to make any repairs to the Preference Land.

IX. PARTIAL TERMINATION OF LEASE

9.01 Upon closing, the Lease shall be terminated only as to that portion of the Preference Land conveyed therein.

X. DISCLOSURES AND DISCLAIMERS

10.01. LESSEE IS ADVISED TO INSPECT THE PHYSICAL AND TOPOGRAPHIC CONDITION OF THEPREFERENCELAND TORELYUPONITSO\VNINSPECTION. THE PREFERENCE LAND, ORANYPORTIONTHEREOF, WILL BE CONVEYED “AS IS”, IN ITS EXISTING PHYSICAL AND TOPOGRAPHIC CONDITION, AND LESSEE HEREBY ACKNOWLEDGES SAME. STATE HEREBY DISCLAIMS ANY AND ALL GUARANTIES, REPRESENTATIONS, AND WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE PREFERENCE LAND, INCLUDING (i) WITH RESPECT TO THE EXISTENCE OF ANY HAZARDOUS MATERIALS OR CONDITIONS ON THE PROPERTY, AND (ii) WARRANTIES OF CONDITION, HABITABILITY, SUITABILITY, AND FITNESS FOR ANY PURPOSE.

10.02. DURING THE USE OF THE PREFERENCE LAND UNDER THE LEASE, LESSEE WILL INSPECT THE PHYSICAL AND TOPOGRAPHIC CONDITION OF THE LEASED PREMISES (INCLUDING THE IMPROVEMENTS LOCATED THEREON, IF ANY) THE PREFERENCE LAND SHALL BE DEEMRF TO BE ACCEPTED BY LESSEE “AS IS” IN ITS THEN EXISTING PHYSICAL AND TOPOGRAPHIC CONDITION AND WITH ALL FAULTS AND DEFECTS, LATENT OR OTHERWISE. LESSOR IS MAKING NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, BY OPERATION OFLAW OR OTHERWISE, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION ORVALUE OF THE PREFERENCE LAND, THE PRESENCE OR ABSENCE OF HAZARDOUS SUBSTANCES IN, ON OR ABOUT THE PROPERTY, THE ZONJNG CLASSIFICATION OF THE PREFERENCE LAND, OR THE INCOME OR EXPENSES FROM OR OF THE PREFERENCE LAND. LESSOR HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION, OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE DISPOSAL OR EXISTENCE, IN OR ON THE PREFERENCE LAND, OF ANY HAZARDOUS MATERIALS. LESSEE’S INSPECTION OF THE PREFERENCE LAND (OR WAIVER THEREOF) SHALL RELIEVE LESSOR OF ANY LIABILITY TO LESSEE AS A RESULT OF ANY ENVIRONMENTAL HAZARD ON OR TO THE PREFERENCE LAND. LESSEE ACKNOWLEDGES THAT IT IS NOT RELYING UPON ANY REPRESENTATION OR WARRANTY BY LESSOR REGARDING ANY ASPECT OF THE PREFERENCE LAND AND IS RELYING ON LESSEE’S OWN INSPECTION. LESSOR DISCLAIMS ANY AND ALL WARRANTIES OF HABITABILITY, MERCHANTABILITY, SUITABILITY, FITNESS FOR ANY PURPOSE, AND ANYOTHER WARRANTY WHATSOEVER NOT EXPRESSLY SET FORTH IN THIS PREFERENCE. LESSOR AND LESSEE HEREBY AGREE AND ACKNOWLEDGE THATTHEUSE OF THE TERMS “GRANT” AND/OR ‘‘CONVEY’’IN NO WAY IMPLIES THAT THIS PREFERENCE IS FREE OF LIENS, ENCUMBRANCES AND/OR PRIOR RIGHTS. LESSEE IS HEREBY PUT ON NOTICE THAT ANY PRIOR GRANT AND/OR ENCUMBRANCE MAY BE OF RECORD AND LESSEE IS ADVISED TO EXAMINE THE RECORDS IN THE ARCHIVES AND RECORDS DIVISION OF THE TEXAS GENERAL LAND OFFICE, 1700 NORTH CONGRESS AVENUE, AUSTIN, TEXAS 78701, AND ALL OTHER LAND TITLE RECORDS OF THE COUNTY IN WHICH THE PREFERENCE LAND IS LOCATED.

XI. DEFAULT

11.01. If Lessee fails to comply with the terms and conditions of this Preference Agreement, then the State may terminate this Agreement. If desired by the Lessee, the Lessee may terminate this Preference Agreement at anytime for any reason.

XII. CONDEMNATION

12.01. If any part of the Preference Land is condemned prior to Closing, State shall promptly give Lessee w1itten notice of such condemnation and Lessee may either receive its prorata share of the proceeds of any condemnation award to be applied to the purchase price of the Preference Land or declare this Agreement te1minated by delivering written notice of termination to State.

XIII. CONTINGENCIES

13.01. This Agreement and State’s performance hereunder is subject to all applicable governing laws and rules and regulations concerning the sale of lands owned by the permanent school fund.

XIV. NOTICE

14. 01. Any notice which may or shall be given under the terms of this Agreement shall be inwriting and shall be either delivered by hand, by facsimile, or sent by United States ce1iified mail, return receipt requested, adequate postage prepaid, if for State to Chief Clerk of the General Land Office, addressed to 1700 North Congress Avenue, Austin, Texas 78701-1495, FAX: (512)463-5248, and if for Lessee, John Picone, John P. Picone, Inc., 31 Garden Lane, Lawrence, NY 11559, FAX(516) 239-1757withacopy to Susan E. Potts, 401 West 15ti, Street, Suite 850, Austin, Texas 78701 FAX (512) 469-7480. Any party’s address may be changed from time to time by such party by giving notice as provided above, except that the Preference Land may not be used by Lessee as the sole notice address. No change of address of either party shall be binding on the other party until notice of such change of address is given as herein provided.

14.02 For purposes of the calculation of various time periods referred to in this Agreement, notice delivered by hand shall be deemed received when delivered to the place for giving notice to a party referred to above. Notice mailed in the manner provided above shall be deemed completed upon the earlier to occur of (i) actual receipt as indicated on the signed return receipt, or (ii) three (3) days after pos ting as herein provided.

XV. MISCELLANEOUS

15.01. APPLICABLE LAW. All provisions of this Agreement must be construed under and in accordance with the laws of the State of Texas, and all obligations of the parties created hereunder are perfo1mable in Travis County, Texas.

15.02. LEGAL CONSTRUCTION. If any one or more of the provisions of this Agreement are for any reason held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability does not affect any other provision hereof and this Preference must be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

15.03. BOARD APPROVAL. It is expressly acknowledged that the School Land Board has pre approved the exercise of this Preference Right Agreement by Lessee and/or its successors, assigns, or heirs and purchase of the Preference Land by its approval of the Settlement Agreement and the Lease between Sentinel and the State dated __________, 2003, and this Preference Right Agreement. No further Board approvals shall be required.

15.04. BINDING EFFECT. This Preference Right Agreement is binding upon, and inures to the benefit of the parties hereto and their respective successors, legal representatives and assigns.

15.05. ASSIGNMENT. This Agreement is assignable only with the Lease and only as provided under the provisions of the Lease.

15.06. TAXES. The State is not subject to real estate taxes. Any and all taxes levied on Lessee’s/ Grantee’s interest under the Lease shall be the sole obligation of Lessee/Grantee.

15.07. TIME OF THE ESSENCE. In all instances where Lessee is required by this Preference Right Agreement to give notice or to pay any sum or do any act at a pa1iicular time or within an indicated period, it is understood that time is of the essence.

15.08. SOVEREIGN IMMUNITY. Nothing contained herein shall be construed as a waiver of sovereign immunity of the State.

EXHIBIT A

West Ranch Area
Hudspeth County, Texas

Abstract No.	Section	Block	Tsp.	Survey	File No.	Acres
5985	11	21		PSL	152227	620
S & E -- SE/4 of NE/4 of NW/4 = 10 Ac. and NE/4 of NE/4 of SE/4 = 10 Ac.
5986	12	21		PSL	152228	550
S & E -- NE/4 of NE/4 of NW/4 = 10 Ac., SE/4 of SE/4 of NW/4 =10 Ac., SW/4 of SE/4 of NW/4 = 10 Ac., NW/4 of SE/4 of SE/4 = 10 Ac., SW/4 of SW/4 of SE/4 = 10 Ac. and SW/4 of SW/4 =40 Ac.
5987	13	21		PSL	152229	530
S & E -- NW/4 of SW/4 of SW/4 = 10 Ac., E/2 of N/2 of N/2 of SE/4 = 20 Ac., S/2 of S/2 of NE/4 = 40 Ac. and S/2 of N/2 of NE/4 = 40 Ac.
5994	23	21		PSL	152237	500
S & E -- NW/4 of NW/4 of NW/4 = 10 Ac., NE/4 of NW/4 of NW/4 = 10 Ac.,
 NW/4 of NE/4 of NW/4 = 10 Ac., S/2 of S/2 of NW/4 = 40 Ac.,
NW/4 of NW/4 of SW/4 = 10 Ac., SW/4 of NE/4 = 40 Ac.,
SW/4 of SW/4 of SE/4 = 10 Ac. and SW/4 of SE/4 of SE/4 = 10 Ac.
5995	24	21		PSL	152238	380
S & E -- SE/4 of SW/4 of  SE/4 = 10 Ac., NE/4 of NW/4 of SE/4 = 10 Ac.,
N/2 of  N/2 of NE/4 = 40 Ac., NW/4 of NW/4 = 40 Ac.,
NE/4 of NW/4 = 40 Ac., SE/4 of NW/4 = 40 Ac.,
W/2 of SE/4 of SW/4 = 20 Ac., SW/4 of SW/4 = 40 Ac.
E/2 of W/2 of SW/4 = 40 Ac. (NOTE: Conflict between last two)
6270	1	72	7	T&P	145156	160
W/2 of W/2
6271	1	72	7	T&P	123254	160
E/2 of W/2
1343	2	72	7	T&P	123003	560
S & E -- W/2 of E/2 of NW/4 = 40 Ac. and SE/4 of SW/4 = 40 Ac.
6272	3	72	7	T&P	110421	550
S & E -- SW/4 of SW/4 of NW/4 = 10 Ac., NW/4 of NE/4 = 40 Ac. and NE/4 of SE/4 = 40 Ac.

EXHIBIT A -- Continued

West Ranch Area
Hudspeth County, Texas

Abstract No.	Section	Block	Tsp.	Survey	File No.	Acres
1342	11	72	7	T&P	123002	320
S & E -- NE/4 of NW/4 = 40 Ac., W/2 of E/2 of SW/4 = 40 Ac., W/2 of W/2 of NE/4 = 40 Ac., E/2 of W/2 of NE/4 = 40 Ac., NW/4 of SE/4 = 40 Ac., SW/4 of SE/4 = 40 Ac. and E/2 of SE/4 = 80 Ac.
6273	12	72	7	T&P	110762	590
S & E -- SW/4 of NW/4 = 40 Ac. And SW/4 of SE/4 of SE/4= 10 Ac.
6274	13	72	7	T&P	110763	340
S & E -- SW/4 of NW/4 = 40 Ac., NW/4 of SE/4 of NW/4 = 10 Ac.,
NW/4 of SW/4 = 40 Ac., NE/4 of SW/4 = 40 Ac.,
NE/4 of SE/4 = 40 Ac., SW/4 of NW/4 of SE/4 = 10 Ac.
SE/4 of NE/4 = 40 Ac., NE/4 of NE/4 = 40 Ac. and
NW/4 of NE/4 = 40 Ac.
6275	14	72	7	T&P	110764	600
S & E -- SW/4 of SW/4 = 40 Ac.
6247	23	72	7	T&P	153585	235
All of area northeasterly of Lasca Road S & E -- SE/4 of NW/4 = 40 Ac., SW/4 of SE/4 of SE/4 = 10 Ac. and 20 Ac. out of NW/4 of SE/4
6276	24	72	7	T&P	110131	600
S & E --SW/4 of SW/4 = 40 Ac.
6248	25	72	7	T&P	153586	124
All of area northeasterly of Lasca Road S & E -- NE/4 of SE/4 = 40 Ac. and NW/4 of SE/4 = 40 Ac.

Approximate Area 6,819 Acres

S & E = Save and Except

EXHIBIT B

Far West Ranch Area

Hudspeth County, Texas

Abstract No.	Section	Block	Tsp.	Survey	File No.	Acres
6245	1	65.5		PSL	153583	476
	Area Northerly of I-10 ROW
6246	3	65.5		PSL	153584	281
	Area Northerly of I-10 ROW
6242	3	64.5		PSL	153580	40
	Area Northerly of I-10 ROW
6243	4	64.5		PSL	153581	250
	Area Northerly of I-10 ROW
6244	5	64.5		PSL	153582	464
	Area Northerly of I-10 ROW
6277	16-S/2	73	7	T&P	131694	320
6278	17	73	7	T&P	124357	640
6256	18	73	7	T&P	145232	640
6257	19	73	7	T&P	145446	640
6258	20	73	7	T&P	143429	640
6259	27	73	7	T&P	143430	640
6260	29	73	7	T&P	145447	640
6261	30	73	7	T&P	143431	640
3333	31	73	7	T&P	BEX-S-28957	480
	S & E – NW/4 = 160 Ac.
6262	32	73	7	T&P	145448	640
3334	33	73	7	T&P	BEX-S-29958	480
	S & E – NW/4 = 160 Ac.
6263	34	73	7	T&P	132283	640
3335	35	73	7	T&P	BEX-S-29959	640
6264	36	73	7	T&P	143378	640
3336	37	73	7	T&P	BEX-S-29960	640
6265	38	73	7	T&P	111409	640
3337	39	73	7	T&P	BEX-S-28961	640
6266	40	73	7	T&P	145449	640
3338	41	73	7	T&P	BEX-S-28962	640
6267	42	73	7	T&P	145450	640
3339	43	73	7	T&P	BEX-S-28963	640
6268	44	73	7	T&P	145451	640
3340	45	73	7	T&P	BEX-S-28964	640
6269	46	73	7	T&P	145452	639.47
	Area Northerly of I-10 ROW
3341	47	73	7	T&P	BEX-S-28965	463.67
	Area Northerly of I-10 ROW
6241	48	73	7	T&P	153519	81
	Area Northerly of I-10 ROW
			Approximate Area			16,775.14

S & E = Save and Except

EXHIBIT C

Lands Leased to the Texas Mule Deer Association Under

Surface Lease 200220023.

Hudspeth County, Texas

No.	Section	Block	Tsp.	Survey	File No.	Acres
1.	24	19		PSL	152199	658.05
2.	l	20		PSL	152200	658.05
3.	2	20		PSL	152201	658.05
4.	14	20		PSL	152209	658.05
5.	21	20		PSL	146231	640.00
6.	E/2 of 24	20		PSL	140593	320.00
7.	SW/4 of NW/4 of 24	20		PSL	143418	40.00
8.	E/2 of SW/4 of 24	20		PSL	152218	80.00
9.	NE/4 of 21	21		PSL	131885	161.25
10.	NW1//4 of NW1/4 of 24	20		PSL	146987	40.00
11.	44 (All that pt. N. of I-10)	72	07	T&P Ry. Co.	110920	136.00
12.	5	71	07	T&P Ry. Co.	111756	640.00
13.	6	71	07	T&P Ry. Co.	143424	640.00
14.	7	71	07	T&P Ry. Co.	143425	640.00
15.	8	71	07	T&P Ry. Co.	96797	640.00
16.	17	71	7	T&P Ry. Co.	143426	640.00
17.	18	71	7	T&P Ry. Co.	140553	640.00
18.	19	71	7	T&P Ry. Co.	141896	640.00
19.	20	71	7	T&P Ry. Co.	141897	640.00
20.	29	71	7	T&P Ry. Co.	107615	640.00
21.	SW/4 of 30	71	7	T&P Ry. Co.	143107	160.00
22.	NW/4 of 30	71	7	T&P Ry. Co.	96801	160.00
23.	E/2 of 30	71	7	T&P Ry. Co.	141898	320.00
24.	32	71	7	T&P Ry. Co.	123289	640.00
25.	42	71	06	T&P Ry. Co.	145085	640.00
26.	43	71	06	T&P Ry. Co.	123249	640.00
27.	4	72	07	T&P Ry. Co.	145086	640.00
28.	5	72	07	T&P Ry. Co.	110423	640.00
29.	W/2 of E/2 of 6	72	07	T&P Ry. Co.	145157	160.00
30.	7	72	07	T&P Ry. Co.	146524	640.00
31.	8	72	07	T&P Ry. Co.	145751	640.00
32.	9	72	07	T&P Ry. Co.	145752	640.00
33.	19	72	07	T&P Ry. Co.	143717	640.00
34.	20	72	07	T&P Ry. Co.	143718	640.00
35.	21	72	07	T&P Ry. Co.	123004	640.00
36.	22	72	07	T&P Ry. Co.	145087	640.00

No.	Section	Block	Tsp.	Survey	File No.	Acres
37.	23 (being that part south of Lasca Road)	72	07	T&P Ry. Co.	110133	335.00
38.	25 (being that part south of Lasca Road)	72	07	T&P Ry. Co.	145753	436.00
39.	26	72	07	T&P Ry. Co.	123797	640.00
40.	27	72	07	T&P Ry. Co.	106779	640.00
41.	28	72	07	T&P Ry. Co.	105722	640.00
42.	29	72	07	T&P Ry. Co.	143719	640.00
43.	30	72	07	T&P Ry. Co.	143720	640.00
44.	31	72	07	T&P Ry. Co.	BEX-28933-S	640.00
45.	32	72	07	T&P Ry. Co.	143721	640.00
46.	34	72	07	T&P Ry. Co.	105721	640.00
47.	41	72	07	T&P Ry. Co.	BEX-28938-S	640.00
48.	42	72	07	T&P Ry. Co.	143722	640.00
49.	N/pt. of 43	72	7	T&P Ry. Co.	153587	107.27
50.	1	73	07	T&P Ry. Co.	107746	640.00
51.	2	73	07	T&P Ry. Co.	105457	640.00
52.	3	73	07	T&P Ry. Co.	105458	640.00
53.	S/2 of 4	73	07	T&P Ry. Co.	107747	320.00
54.	N/2 of 4	73	07	T&P Ry. Co.	145282	320.00
55.	9	73	07	T&P Ry. Co.	105459	640.00
56.	10	73	07	T&P Ry. Co.	105475	640.00
57.	11	73	07	T&P Ry. Co.	105460	640.00
58.	12 (except SW/4 of SW/4 and Pt. of S/2 of NW/4)	73	07	T&P Ry. Co.	153602	570.00
59.	14	73	07	T&P Ry. Co.	105461	640.00
				Total Acres		31,257.72

The State of Texas

Austin, Texas

ASSIGNMENT AND ASSUMPTION AGREEMENT

OF

SURFACE LEASE NO. 20040002

STATE OF TEXAS	§
KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HUDSPETH	§

WHEREAS, by Surface Lease No. 20040002, effective «datEffective», (the “Lease”), The State of Texas, acting by and through the Land Commissioner, on behalf of the Permanent School Fund (the “State”), granted to Sentinel Mountain Associates, L.P., herein called (the “Assignor”), the right to use certain real property located in Hudspeth County, Texas, (the “Premises”) and more particularly described on Exhibits to such Lease, for a term commencing on November 24, 2003, and terminating November 23, 2028, reference being here made to the Lease for all purposes; and

WHEREAS, Assignor desires to assign its interest as “Lessee” under the aforesaid Lease to Southwest Range & Wildlife Foundation, a Texas not for profit corporation, hereinafter referred to as “Assignee”, and Assignee agrees to such assignment and shall assume the duties of Lessee under the Lease;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignor hereby sells, assigns and transfers unto Assignee, to have and to hold, Assignor’s interest under the Lease for the remainder of the Lease term (the “Assignment Period”), effective _____December 27___________, 2005 (the “Effective Date”)

2. Assignee hereby accepts this Assignment and assumes and agrees to perform the covenants, duties and obligations of “Lessee” pursuant to the Lease; and Assignee shall be fully and directly liable for the performance of such covenants, duties and obligations. It is agreed that Assignor shall have no obligation for performance of such covenants, duties and obligations arising or incurred after the Effective Date and is released and relived of any such liability.

3. ASSIGNEE HAS INSPECTED THE PHYSICAL AND TOPOGRAPHIC CONDITION OF THE PREMISES (INCLUDING THE IMPROVEMENTS LOCATED THEREON, IF ANY) AND ACCEPTS SAME “AS IS” IN ITS EXISTING PHYSICAL AND TOPOGRAPHIC CONDITION, AS A MATERIAL PART OF THE CONSIDERATION FOR THIS LEASE, ASSIGNEE AND THE STATE AGREE THAT ASSIGNEE IS TAKING THE PREMISES “AS IS” WITH ANY AND ALL LATENT AND PATENT DEFECTS AND THAT THERE IS NO WARRANTY BY THE STATE THAT THE PREMISES ARE FIT FOR A PARTICULAR PURPOSE, ASSIGNEE ACKNOWLEDGES THAT IT IS NOT RELYING UPON ANY REPRESENTATION, STATEMENT OR OTHER ASSERTION BY THE STATE WITH RESPECT TO THE PREMISES’ CONDITION, BUT IS RELYING UPON ITS EXAMINATION OF THE PREMISES, ASSIGNEE TAKES THE PREMISES WITH THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES, AND THE STATE DISCLAIMS ANY AND ALL WARRANTIES OF HABITABILITY, MERCHANTABILITY, SUITABILITY, FITNESS FOR ANY PURPOSE, AND ANY OTHER WARRANTY WHATSOEVER NOT EXPRESSLY SET FORTH IN THIS LEASE. THE STATE AND ASSIGNEE HEREBY AGREE AND ACKNOWLEDGE THAT THE USE OF THE TERMS “GRANT” AND/OR “CONVEY” IN NO WAY IMPLIES THAT THIS LEASE IS FREE OF LIENS, ENCUMBRANCES AND/OR PRIOR RIGHTS. ASSIGNEE IS HEREBY PUT ON NOTICE THAT ANY PRIOR GRANT AND/OR ENCUMBRANCE MAY BE OF RECORD AND ASSIGNEE IS ADVISED TO EXAMINE THE RECORDS IN THE ARCHIVES AND RECORDS DIVISION OF THE GENERAL LAND OFFICE, 1700 NORTH CONGRESS AVENUE, AUSTIN, TEXAS 78701-1495, AND ALL OTHER LAND TITLE RECORDS OF THE COUNTY IN WHICH THE PREMISES ARE LOCATED.

4. If Assignor has sold, or sells, to Assignee any property that the State has a statutory landlord’s lien on or that the State was granted an express contractual lien and security interest in under the Lease, then it is hereby agreed that the liens and security interests held by the State shall be prior and superior to any lien or security interest of Assignor until such time as all of the covenants, duties and obligations of Lessee under the Lease have been fully performed.

5. Assignor hereby releases and relinquishes any and all claims to any sum paid the State with respect to the Premises, whether as rent, future rent, or other consideration, Assignol’ acknowledges and agrees that the State has fully performed all of its covenants, duties and obligations accruing under the Lease and does hereby release the State from any and all claims for non-performance.

6. Any notice to be given under the terms of the Lease or this Assignment shall be in writing and shall either be delivered by hand or sent by U. S. Registered or Certified Mail, adequate postage prepaid, if for the State, to it at the Notice Address stated in the Lease; if for Assignee, to it c/o Potts & Reilly, L.L.P., 401 West 15tl’ Street, Suite 850, Austin, Texas 78701. Either party’s address may be changed from time to time by such party by giving notice as provided above, except that the Premises may not be used by Assignee as the notice address. No change of address of either party shall be binding on the other patiy until notice of such change ofaddress is given as herein provided. A post office receipt for registration of such notice or signed return receipt shall be conclusive that such notice was delivered in due course of mail ifmailed as provided above,

7. Except as othe1wise specifically provided herein, all of the terms and provisions of the Lease shall remain in full force and effect during the Assignment Period. All defined terms used herein shall have the same meaning as when used in the Lease unless othe1wise indicated herein.

8. In the event of a conflict between any provision of this Agreement and any administrative rule promulgated by the General Land Office and/or the School Land Board, this Agreement shall control.

END OF TEXT - SIGNATURE PAGES FOLLOWS

EXECUTED in multiple counterparts, each of which shall have the effect of an original.

Assignor: Sentinel Mountain Associates, L.P., a Texas Limited Partnership

By:	Sentinal Mountain, Inc., a Texas Corporation

By:	/s/ John Picone
John P. Picone, President

John P. Picone
Printed Name
12/20/05
Date of Signature

ACKNOWLEDGMENT of Assignor’s Signature

STATE OF New York	§
§
COUNTY OF Nassau	§

This instrument was acknowledged before me, the undersigned authority, on the _20th__ day of ______December________, 2005, by __Martin S. Levine_______________________, as the act and deed of said limited partnership.

/s/ Martin S. Levine
Notary Public, State of New York

My commission expires: June 30, 2007

Assignee: Southwest Range Wildlife Foundation, a Texas
Not for Profit Corporation

By:	/s/ Susan E. Potts
Authorized Officer
Susan E. Potts
Printed Name

12/29/05
Date of Signature

ACKNOWLEDGMENT of Assignor’s Signature

STATE OF Texas	§
§
COUNTY OF Travis	§

This instrument was acknowledged before me, the undersigned authority, on the __29th___ day of ______December_______, 2005, by __Susan E. Potts___________________, as the act and deed of said not for profit corporation.

/s/ Susan E. Potts
Notary Public, State of Texas
My commission expires: 11/14/2008

THE UNDERSIGNED, as Grantor in the above-described Surface Lease No. («txtGLO»), subject to the conditions stated in Paragraph 4 above, does hereby consent to the assignment of the said instrument as specified above.

IN TESTIMONY WHEREOF, witness my hand and the Seal of Office.

THE STATE OF TEXAS

By:	/s/ Jerry E. Patterson
JERRY E. PATTERSON Commissioner, General Land Office Chairman, School Land Board

Date:	1/10/2006

APPROVED:
Contents:
Legal
Deputy:
Executive:

The State of Texas

Austin, Texas

ASSIGNMENT AND ASSUMPTION AGREEMENT

OF

SURFACE LEASE NO. 20040002

STATE OF TEXAS §

KNOW ALL BY THESE PRESENTS:

COUNTY OF HUDSPETH §

WHEREAS, Surface Lease SL No. 20040002 was made and entered into by and between the State of Texas, acting by and through Jerry E. Patterson, Commissioner of the General Land Office, on behalf of the Permanent School Fund (“State”), and Sentinel Mountain Associates, L.P., and was executed by both parties on November 19, 2003, and was assigned by Sentinel Mountain Associates, L.P. to Southwest Range and Wildlife Foundation, a Texas non-profit corporation (“Assignor’’), effective December 27, 2005 (“Lease”), such Lease being of public record in the Archives and Records Division of the General Land Office, 1700 North Congress Avenue, Austin Texas 78701-1495; and

WHEREAS, the Lease contemplates certain real property located in Hudspeth County, Texas (the “Premises”) more particularly described on Exhibits to such Lease; and

WHEREAS, Assignor desires to assign its interest as “Lessee” under the aforesaid Lease to Texas Rare Earth Resources Corp., a Delaware corporation, hereinafter referred to as “Assignee,” and Assignee agrees to such assignment and shall assume the duties of Lessee under the Lease;

NOW, THEREFORE, for and in consideration of the above recitals, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Assignor hereby sells, assigns and transfers unto Assignee, to have and to hold, Assignor’s interest under the Lease for the remainder of the Lease term and any extension periods (the “Assignment Period”), effective upon the latter of the dates on which this Assignment is signed by Assignor, Assignee and the State (the “Effective Date”).

Assignee hereby accepts this Assignment and assumes and agrees to perform the covenants, duties and obligations of Assignor pursuant to the Lease from and after the Effective Date; and Assignee shall be fully and directly liable for the performance of such covenants, duties and obligations. It is agreed that Assignor shall have no obligation for performance of such covenants, duties and obligation arising or incurred after the Effective Date and is released and relieved of any such liability as of the Effective Date.

ASSIGNEE HAS INSPECTED THE PHYSICAL AND TOPOGRAPHIC CONDITION OF THE PREMISES CONTEMPLATED BY THE LEASE (INCLUDING THE IMPROVEMENTS LOCATED THEREON, IF ANY) AND ACCEPTS SAME “AS IS” IN ITS EXISTING PHYSICAL AND TOPOGRAPHIC CONDITION. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS LEASE, ASSIGNEE AND THE STATE AGREE THAT ASSIGNEE IS TAKING THE PREMISES “AS IS” WITH ANY AND ALL LATENT AND PATENT DEFECTS AND THAT THERE IS NO WARRANTY BY THE STATE THAT THE PREMISES ARE FIT FOR A PARTICULAR PURPOSE. ASSIGNEE ACKNOWLEDGES THAT IT IS NOT RELYING UPON ANY REPRESENTATION, STATEMENT OR OTHER ASSERTION BY THE STATE WITH RESPECT TO THE PREMISES’ CONDITION, BUT IS RELYING UPON ITS EXAMINATION OF THE PREMISES. ASSIGNEE TAKES THE PREMISES WITH THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES FROM THE STATE, AND THE STATE DISCLAIMS ANY AND ALL WARRANTIES OF HABITABILITY, MERCHANTABILITY, SUITABILITY, FITNESS FOR ANY PURPOSE, AND ANY OTHER WARRANTY WHATSOEVER NOT EXPRESSLY SET FORTH IN THE LEASE. THE STATE AND ASSIGNEE HEREBY AGREE AND ACKNOWLEDGE THAT THE USE OF THE TERMS “GRANT’’ AND/OR “CONVEY” IN NO WAY IMPLIES THAT THIS LEASE IS FREE OF LIENS, ENCUMBRANCES AND/OR PRIOR RIGHTS. ASSIGNEE IS HEREBY PUT ON NOTICE THAT ANY PRIOR GRANT AND/OR ENCUMBRANCE MAY BE OF RECORD AND ASSIGNEE IS ADVISED TO EXAMINE THE RECORDS IN THE ARCHIVES AND RECORDS DIVISION OF THE GENERAL LAND OFFICE, 1700 NORTH CONGRESS AVENUE, AUSTIN, TEXAS 78701-1495, AND ALL OTHER LAND TITLE RECORDS OF THE COUNTY IN WHICH THE PREMISES ARE LOCATED.

If Assignor has sold, or sells, to Assignee any property that the State has a statutory landlord’s lien on or that the State was granted an express contractual lien and security interest in under the Lease, then it is hereby agreed that the liens and security interests held by the State shall be prior and superior to any lien or security interest of Assignor until such time as all of the covenants, duties and obligations of Lessee under the Lease have been fully performed.

Assignor hereby releases and relinquishes any and all claims to any sum paid the State with respect to the Premises, whether as rent, future rent, or other consideration. Except with respect to the representations, covenants, and conditions of the Agreement Between Texas Rare Earth Resources Corp. and Southwest Range & Wildlife Foundation, dated, ______, 2013 (the “Agreement”), and the documents executed in connection with the closing contemplated by such Agreement, including without limitation, this Assignment (the “Closing Documents”), Assignor, and its owners, principals, officers, directors, shareholders, employees, agents, attorneys, predecessors and successors hereby RELEASE, ACQUIT AND FOREVER DISCHARGE the State and Assignee, and their agents, attorneys, predecessors and successors from all liability, actions, causes of action, damages, claims, demands, charges, costs, and expenses, including, without limitation, attorneys’ fees, known or unknown, accrued or which may ever accrue, whether based in contract or tort, statutory or common law, of every kind and nature whatsoever relating to the Lease, or that were raised or which could have been raised in State of Texas v. Southwest Range & Wildlife Foundation, Inc., Cause No. 04273, In the 205th Judicial District Court of Hudspeth County (“the Lawsuit”) to the extent such are related to or arise from the Lease.

The State, and its agents, attorneys, predecessors and successors, in order to effectuate this transaction, hereby RELEASE, ACQUIT AND FOREVER DISCHARGE Assignor and Assignee, and their owners, principals, officers, directors, shareholders, employees, agents, attorneys, predecessors and successors from all liability, actions, causes of action, damages, claims, demands, charges, costs, and expenses, including, without limitation, attorneys’ fees, known or unknown, accruing or arising before the Effective Date, whether based in contract or tort, statutory or common law, of every kind and nature whatsoever relating to the Lease, or that were raised or which could have been raised in the Lawsuit to the extent such are related to or arise from the Lease.

Except with respect to the representations, covenants, and conditions of the Agreement and the Closing Documents, Assignee, and its owners, principals, officers, directors, shareholders, employees, agents, attorneys, predecessors and successors hereby RELEASE, ACQUIT AND FOREVER DISCHARGE the State and Assignor, and their agents, attorneys, predecessors and successors from all liability, actions, causes of action, damages, claims, demands, charges, costs, and expenses, including, without limitation, attorneys’ fees, known or unknown, accruing or arising before the Effective Date, whether based in contract or tort, statutory or common law, of every kind and nature whatsoever relating to the Lease, or that were raised or which could have been raised in the Lawsuit to the extent such are related to or arise from the Lease.

The State agrees to dismiss the Lawsuit with prejudice as to Assignor within ten (10) days from the Effective Date of this Assignment.

The Parties agree that, as of the Effective Date, the following provisions of the Lease are hereby terminated in their entirety and shall no longer be legally binding or enforceable:

Section 5.04;

The restriction that no mining may occur during antelope and mule deer centerfire rifle hunting season (Section 5.06(1));

The restriction that no mining operations may occur other than between dawn and dusk (Section 5.06(2);

The restriction that there shall be no lights at night other than those reasonably necessary for security and safety (Section 5.06(4));

Section 6.06;

Section 10.5;

Exhibit E to the Lease (Preference Right Agreement); and

Any other restriction on alienability.

Any notice which may or shall be given under the terms of the Lease or this Assignment shall be in writing and shall either be delivered by hand, by facsimile, or sent by United States Certified Mail, return receipt requested, adequate postage prepaid, if for the State, to the Notice Address stated in the Lease; or if for Assignee, to the attention of Texas Rare Earth Resources Corp., P.O. Box 539,539 West El Paso Street, Sierra Blanca, TX 79851. Either party’s address may be changed from time to time by such party by giving notice as provided above, except that the Premises may not be used by Assignee as the sole notice address. No change of address of either party shall be binding on the other party until notice of such change of address is given as herein provided. A post office receipt for registration of such notice or signed return receipt shall be conclusive that such notice was delivered in due course of mail if mailed as provided above.

Except as otherwise specifically provided herein, all of the terms and provisions of the Lease shall remain in full force and effect during the Assignment Period. All defined terms used herein shall have the same meaning as when used in the Lease unless otherwise indicated herein.

The Parties’ duly authorized representatives expressly warrant and represent that each of them: (a) is legally competent to execute this Assignment; (b) has read and fully understands this Assignment; (c) is duly authorized to execute this Assignment on behalf of the Party they represent; and (d) is duly authorized to bind the Party they represent to the terms and conditions contained in this Assignment; and (e) has obtained all corporate approvals necessary to enter into this Assignment.

In the event any provision of this Assignment is more restrictive than any administrative rule promulgated by the General Land Office and/or the School Land Board, this Assignment shall control.

EXECUTED in multiple counterparts, each of which shall have the effect of an original.

[Signature begin on next page]

Assignor: Southwest Range and Wildlife Foundation, a Texas non profit corporation

On this day George Fore, the Authorized Representative of Southwest Range and Wildlife Foundation, Inc., appeared in person before me, a Notary Public, who knows the Affiant to be the person whose signature appears on this document. According to the Affiant’s statements under oath, the Affiant expressly warrants and represents that the Affiant: (a) is legally competent to execute this Assignment; (b) has read and fully understands this Assignment; (c) is duly authorized to execute this Assignment on behalf of Southwest Range and Wildlife Foundation, Inc.; (d) is duly authorized to bind Southwest Range and Wildlife Foundation, Inc. to the terms and conditions contained in this Assignment; and (e) has obtained all corporate approvals that are necessary for Southwest Range and Wildlife Foundation, Inc. to enter into this Assignment.

By: /s/ George Fore

Printed Name and Title: George Fore, President and Executive Director

Date: 8 March 2013

Acknowledgment of Assignor’s Signature

STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§

This instrument was acknowledged before me, the undersigned authority, on the 8th day of March, 2013, by George Fore, President and Executive Director of Southwest Range and Wildlife Foundation, Inc.

/s/ Angela Doris Tidwell

Notary Public

My commission expires: 3/28/2014

APPROVED AS TO FORM:

By: /s/ Frank M. Reilly

Frank M. Reilly, as counsel to Assignor

[Signature continue on next page]

Assignee:	Texas Rare Earth Resources Corp., a Delaware corporation

By:
/s/ Daniel Gorski
Authorized officer

Printed Name & Title: Daniel E. Gorski, President

6 March 2013
Date of Signature

Acknowledgment of Assignee’s Signature

STATE OF COLORADO	§
CITY AND	§
COUNTY OF DENVER	§

This instrument was acknowledged before me, the undersigned authority, on the 6th day of March, 2013, by Daniel E. Gorski, President of Texas Rare Earth Resources Corp.

/s/ Helen D'Andria

Notary Public

My commission expires: 6/24/2015

[Signature continue on next page]

THE UNDERSIGNED, as Lessor in the above-described Lease, subject to the conditions contained herein, does hereby consent to the assignment of the said instrument.

IN TESTIMONY WHEREOF, witness my hand and the Seal of Office.

THE STATE OF TEXAS

By:	/s/ Jerry E. Patterson
JERRY E. PATTERSON Commissioner, General Land Office Chairman, School Land Board

Date:	3/7/13

APPROVED:

Contents: ______________

Legal: ______________

Deputy: ______________

Gen. Counsel ______________

Executive: ______________

Memorandum

Of

Assignment and Assumption Agreement

(Surface Lease)

This Memorandum of Assignment and Assumption Agreement (Surface Lease) (this “Memorandum”), executed to be effective as of May 17, 2021 (the “Effective Date”), is by and between Texas Mineral Resources Corp., a Delaware corporation, successor by name change to Texas Rare Earth Resources Corp. (“Assignor”), and Round Top Mountain Development, LLC, a Delaware limited liability company (“Assignee”).

Recitals

A. Assignor, USA Rare Earth, LLC and Assignee are parties to that certain Contribution Agreement dated May 17, 2021 (the “Agreement”).

B. As of May 17, 2021, Assignor held a certain Surface Lease listed on Exhibit A (the “Surface Lease”). The Surface Lease are associated with the Round Top Mountain Project located in Hudspeth County, Texas (the “Project”).

C. Pursuant to the Agreement, Assignor executed and delivered, and Assignee executed and returned, counterparts of an Assignment and Assumption Agreement (Surface Lease) dated May 17, 2021(the “Assignment”).

D. Assignor and Assignee have agreed to execute and record this Memorandum with respect to the Assignment to set forth certain principal terms of the Assignment and to give notice to third parties of the rights and obligations of the parties under the Assignment.

Assignment and Assumption

Capitalized terms used and not otherwise defined in this Assignment (including the exhibit hereto) will have the meanings ascribed to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which are acknowledged, subject to the terms and conditions set forth in the Agreement, Assignor sold, conveyed, assigned, transferred and delivered to Assignee, its successors and assigns forever, all of Assignor's right, title, and interest in, to and under the Surface Lease, to have and to hold forever.

Subject to the terms and conditions set forth in the Agreement, Assignee accepted the Assignment and assumed and agreed to pay, satisfy, perform and discharge when due any and all of the liabilities and obligations of any kind, character or nature whatsoever (whether known or unknown, accrued, absolute, contingent, determined, determinable or otherwise) of Assignor under the Surface Lease, whether arising prior to or on or after the Effective Date.

Assignee covenanted and agreed that before selling, assigning or otherwise transferring or conveying the Surface Lease (each, a “Transfer”), Assignee will timely obtain all approvals required by applicable law, regulation or the terms of the instrument being Transferred including those required by the General Land Office of the State of Texas. The Assignment also contains additional restrictions on Transfer of the Surface Lease.

The Assignment incorporates by reference the representations and warranties, and associated limitations and disclaimers, made in the Agreement with respect to the Surface Lease and no others. The Assignment, being further documentation of the transactions contemplated by the Agreement, is subject in all respects to the terms and conditions of the Agreement. In the event of a conflict between any provision of the Assignment and any provision of the Agreement, the provisions of the Agreement will control.

This Memorandum may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement.

Executed by Assignor and Assignee to be effective as of the Effective Date.

Assignor Texas Mineral Resources Corp., a Delaware corporation 539 El Paso Street Sierra Blanca, Texas 79851 By: /s/ Daniel Gorski Name: Daniel Gorski Title: Chief Executive Officer

Assignee

Round Top Mountain Development, LLC, a Delaware limited liability company

539 El Paso Street

Sierra Blanca, Texas 79851

By: /s/ Douglas Newby

Name: Douglas Newby

Title: Executive Vice President, Chief Operating Officer & Interim CFO of USA Rare Earth, LLC, Manager

State of New York	)
: ss.
County of Suffolk	)

This instrument was acknowledged before me on the _4th__ day of August, 2021, by Daniel Gorski, the Chief Executive Officer of Texas Mineral Resources Corp.

/s/ Alejandro Rojas
Notary Public

[seal]

My Commission Expires June 24, 2025

State of _______	)
: ss.
County of ________	)

This instrument was acknowledged before me on the ___ day of August, 2021, by Douglas Newby, the Executive Vice President, Chief Operating Officer & Interim CFO of USA Rare Earth, LLC, Manager of Round Top Mountain Development LLC.

Notary Public

[seal]

My Commission Expires

Recorded at the request of, and

when recorded. return to:

Round Top Mountain Development, LLC

539 El Paso Street

Sierra Blanca, Texas 79851

Attention: Manager

Exhibit A

to

Memorandum of Assignment and Assumption Agreement

(Surface Lease)

Surface Lease SL 20040002 dated September 18 2014.